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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
PHARMACOPEIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 12, 2002

Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of Stockholders of Pharmacopeia, Inc., to be held on Wednesday, May 8, 2002 at 9:00 a.m. at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting.

I hope that you will be able to join us. If you are unable to attend this year's meeting, you can ensure your representation by completing the enclosed Proxy and returning it to us promptly.

Thank you for your interest and participation in the affairs of Pharmacopeia.

                      Sincerely,

                      Joseph A. Mollica, Ph.D.
                      Chairman, President and
                      Chief Executive Officer

Pharmacopeia, Inc.  •  CN 5350  •  Princeton, New Jersey 08543-5350

PHARMACOPEIA, INC.

Notice of Annual Meeting of Stockholders
To Be Held May 8, 2002

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Pharmacopeia, Inc., a Delaware corporation (the "Company"), will be held on May 8, 2002, at 9:00 a.m. local time, at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect two directors to the Board of Directors for a term of three years.

  2.
  To approve an amendment to the Company's 1994 Incentive Stock Plan to increase the number of shares of the Company's Common Stock authorized for issuance thereunder from 4,700,000 to 5,700,000 shares.

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

  4.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on March 21, 2002 are entitled to receive notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                      By Order of the Board of Directors,

                      Michael G. Lenahan
                      Secretary

Princeton, New Jersey
April 12, 2002

PHARMACOPEIA, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of Pharmacopeia, Inc., a Delaware corporation (the "Company"), for use at its 2002 Annual Meeting of Stockholders to be held on May 8, 2002, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Doral Forrestal at Princeton, 100 College Road East, Princeton, New Jersey. The Company's principal executive offices are located at CN5350, Princeton, New Jersey 08543-5350. The Company's telephone number is (609) 452-3600.

        These proxy solicitation materials were mailed on or about April 12, 2002 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares

        Stockholders of record at the close of business on March 21, 2002 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, 23,422,560 shares of the Company's Common Stock, $0.0001 par value, were issued and outstanding.

Revocability of Proxies

        Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the Annual Meeting and votes in person.

Voting and Solicitation

        Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Election appointed for the Annual Meeting who will determine whether or not a quorum is present and the results of the votes with respect to each matter.

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock outstanding on the Record Date will constitute a quorum. The Inspector of Election will treat abstentions and broker non-votes as shares that are present for the purpose of determining the presence of a quorum.

        The election of directors will be decided by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote. The approval of the proposed amendment to the 1994 Incentive Stock Plan and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, each will require the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as votes cast with respect to these proposals and, therefore, will have the same effect as votes against the proposals. Broker non-votes will not be counted as votes cast with respect to these proposals and, therefore, will have no effect on the outcome of the votes.

        The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone. In addition, the Company has engaged MacKenzie Partners, Inc. to assist the Company in soliciting proxies in exchange for $7,500.00 plus reimbursement of expenses.

Deadline for Receipt of Stockholder Proposals

        Stockholder proposals pursuant to Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than December 13, 2002 in order that they may be included in the proxy statement and form of proxy for that meeting. In addition, in accordance with Rule 14a-4(c) under the Exchange Act, the Company's form of proxy relating to the 2003 Annual Meeting of Stockholders will confer discretionary authority to vote at such meeting on matters that are submitted to the Company outside the processes of Rule 14a-8 after February 26, 2003.

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

        The Company's Board of Directors is divided into three classes, with the term of office of one class expiring each year. The Company currently has seven directors with two directors in Class I, two directors in Class II and three directors in Class III. The terms of office of Class I directors Joseph A. Mollica and Gary E. Costley expire at the 2002 Annual Meeting, the terms of office of Class II directors Frank Baldino, Jr. and James J. Marino expire at the 2003 Annual Meeting and the terms of office of Class III directors Paul A. Bartlett, Charles A. Sanders and Ricardo B. Levy expire at the 2004 Annual Meeting. At the 2002 Annual Meeting, the stockholders will elect two Class I directors for a term of three years.

        Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the Company's two nominees named below. If any of the nominees of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director. The Board of Directors recommends that the stockholders vote FOR the nominees listed below.

Nominees for Election at the Annual Meeting

        The names of the nominees, and certain information about them, are set forth below:

Name of Nominee	Age	Position/Principal Occupation	Director Since
Joseph A. Mollica, Ph.D.	61	Director; Chairman of the Board, President and Chief Executive Officer of the Company	1994
Gary E. Costley, Ph.D.(1)(2)	58	Director; Chairman of the Board and Chief Executive Officer of International Multifoods Corporation	1996

(1)
Member of Audit Committee
(2)
Member of Compensation Committee

        Dr. Mollica has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since February 1994 and was appointed President in August 1996. From 1987 to December 1993, Dr. Mollica was employed initially by the DuPont Company and then by the DuPont Merck Pharmaceutical Company, most recently as President and Chief Executive Officer. Dr. Mollica is a director of Genencor International, Inc., ImPath, Inc. and Neurocrine BioSciences, Inc.

        Dr. Costley has served as a director of the Company since February 1996. Dr. Costley has served as the Chairman of the Board of Directors and Chief Executive Officer of International Multifoods Corporation, a food company, since January 1997. From May 1995 through January 1997, Dr. Costley was the Dean of the Babcock Graduate School of Management, Wake Forest University. For more than five years prior to that time, Dr. Costley held various management positions with Kellogg Company, most recently as Executive Vice President. Dr. Costley is currently a director of International Multifoods Corporation and Principal Financial Group.

Incumbent Directors Whose Terms of Office Continue after the Annual Meeting

        The names and certain other information about the directors whose terms of office continue after the Annual Meeting are set forth below:

Name of Director	Age	Position/Principal Occupation	Director Since
Frank Baldino, Jr., Ph.D.(2)	48	Director; Chairman and Chief Executive Officer of Cephalon, Inc.	1996
Charles A. Sanders, M.D.(2)	70	Director; Chairman of the Board of Directors and Chief Executive Officer of Glaxo, Inc. (Retired)	1997
Paul A. Bartlett, Ph.D.	54	Director; Professor of Chemistry at the University of California, Berkeley	1998
James J. Marino(1)	52	Director; Partner, law firm of Dechert	2000
Ricardo B. Levy, Ph.D.(1)	57	Director; Chairman of the Board of Directors of Catalytica Energy Systems, Inc.	2000

(1)
Member of Audit Committee
(2)
Member of Compensation Committee

        There is no family relationship between any director, executive officer or nominee for director of the Company.

        Dr. Baldino has served as a director of the Company since October 1996. In 1987, Dr. Baldino founded Cephalon, Inc., an integrated specialty biopharmaceutical company. He has served as Cephalon, Inc.'s Chairman and Chief Executive Officer since 1999. Dr. Baldino is currently a director of Cephalon, Inc., ViroPharma, Inc., NicOx S.A., Acusphere, Inc. and certain closely held companies and charitable organizations.

        Dr. Sanders has served as a director of the Company since July 1997. From 1992 until his retirement in 1995, Dr. Sanders held the position of Chairman of the Board of Directors of Glaxo, Inc., where he was also Chief Executive Officer from 1989 to 1994. Dr. Sanders serves on the Boards of Directors of Genaera Corporation, Scios Inc., Trimeris, Inc., Vertex Pharmaceuticals Incorporated, BioPure Corporation, Edgewater Technology, Inc., Genentech, Inc. and Cephalon, Inc. and certain closely held companies and charitable organizations.

        Dr. Bartlett has served as a director of the Company since January 1998. Dr. Bartlett is also a member of the Company's Scientific Advisory Board. Dr. Bartlett has been a Professor of Chemistry at the University of California, Berkeley since 1973 and is the past Chairman of the Department of Chemistry at the University of California, Berkeley.

        Mr. Marino has served as a director of the Company since February 2000. He has been a partner in the law firm of Dechert since 1988. Mr. Marino currently serves as Chair of the firm's Life Sciences Practice Group and is the Managing Partner of the firm's Princeton office. He is engaged in the practice of corporate law with an emphasis on the representation of technology-based companies.

        Dr. Levy has served as a director of the Company since July 2000. Dr. Levy is a Founder of Catalytica, Inc. He currently serves as Chairman of the Board of Catalytica Energy Systems, Inc. From its founding in 1974 through 1991, Dr. Levy served as Director and Chief Operating Officer of Catalytica, Inc. and from 1991 to 2000 as President and Chief Executive Officer. Prior to 1974, Dr. Levy was a member of the Chemical Physics Research Team at Exxon Research and Engineering Company.

        Dr. Sanders serves as a director of Cephalon, Inc., of which Dr. Baldino is the Chairman and Chief Executive Officer. Drs. Sanders and Baldino are members of the Company's Compensation Committee.

Stock Ownership of Principal Stockholders and Management

        The following table sets forth the beneficial ownership of the Company's Common Stock as of January 31, 2002 (i) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) by each of the executive officers named in the table under "Executive Compensation—Summary Compensation Table," (iii) by each director and nominee for director, and (iv) by all current directors and executive officers as a group:

Name of Person or Entity	Number of Shares (1)		Approximate Percentage of Total Voting Power
Brown Capital Management, Inc 1201 N. Calvert Street Baltimore, MD 21202	2,763,575	(2)	11.53%
Samuel D. Isaly, OrbiMed Advisors Inc. and OrbiMed Advisors LLC 767 Third Avenue 6th Floor New York, NY 10017	2,355,200	(3)	9.83%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	2,350,300	(4)	9.80%
Lazard Freres & Co. LLC 30 Rockefeller Plaza New York, NY 10020	1,408,699	(5)	5.88%
Joseph A. Mollica	411,891	(6)	1.72%
Robert J. White	24,120	(7)	*
Stephen A. Spearman	89,423	(8)	*
John J. Baldwin	191,011	(9)	*
Bruce C. Myers	53,064	(10)	*
Michael R. Stapleton	60,941	(11)	*
Frank Baldino, Jr.	5,000	(12)	*
Paul A. Bartlett	77,439	(13)	*
Gary E. Costley	12,000	(14)	*
Ricardo B. Levy	3,334	(15)	*
James J. Marino	9,152	(16)	*
Charles A. Sanders	20,000	(17)	*
All Current Directors and Executive Officers as a group (19 persons)	1,079,497	(18)	4.50%

*
Less than one percent.

(1)
Gives effect to the shares of the Company's Common Stock issuable within 60 days of January 31, 2002 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all shares shown as being beneficially owned. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares.

(2)
Brown Capital Management, Inc. filed an amended Schedule 13G with respect to the Company's Common Stock on February 5, 2002. All data in this Proxy Statement regarding such ownership is based on such amended Schedule 13G. Brown Capital Management, Inc. has sole voting power with respect to 2,190,197 of the indicated shares, and sole dispositive power with respect to all of the indicated shares. Brown Capital Management, Inc. does not have shared voting or dispositive power with respect to any of the indicated shares.

(3)
Samuel D. Isaly, OrbiMed Advisors Inc. and OrbiMed Advisors LLC filed a Schedule 13D with respect to the Company's Common Stock on December 19, 2001 disclosing shared voting and dispositive power over all the indicated shares. All data in this Proxy Statement regarding such ownership is based on such Schedule 13D.

(4)
Wellington Management Company, LLP filed an amended Schedule 13G with respect to the Company's Common Stock on February 12, 2002. All data in this Proxy Statement regarding such ownership is based on such amended Schedule 13G. Wellington Management Company, LLP shares voting power with respect to 2,136,400 of the indicted shares, and shares dispositive power with respect to all of the indicated shares.

(5)
Lazard Freres & Co. LLC filed an amended Schedule 13G with respect to the Company's Common Stock on March 11, 2002. All data in this Proxy Statement regarding such ownership is based on such amended Schedule 13G. Lazard Freres & Co. LLC has sole voting power with respect to 1,135,099 of the indicated shares and shares voting power with respect to 273,600 of the indicated shares. Lazard Freres & Co. LLC has sole dispositive power with respect to all of the indicated shares.

(6)
Includes 15,546 shares held by Dr. Mollica's wife and children, although Dr. Mollica disclaims beneficial ownership of such shares. Includes 232,705 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(7)
Includes 20,312 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(8)
Includes 87,873 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(9)
Includes 88,748 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(10)
Includes 51,689 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(11)
Includes 59,814 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(12)
Includes 5,000 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(13)
Includes 15,000 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(14)
Includes 10,000 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002, and 2,000 shares acquired after January 31, 2002.

(15)
Includes 3,334 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(16)
Includes 6,667 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002, and 1,285 shares acquired after January 31, 2002.

(17)
Includes 20,000 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

(18)
Includes 703,012 shares of the Company's Common Stock subject to options exercisable within 60 days of January 31, 2002.

Board Meetings and Committees

        The Board of Directors of the Company held a total of 12 meetings during 2001. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

        The Audit Committee's current members are Ricardo B. Levy, Gary E. Costley and James J. Marino. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee met six times during 2001.

        The Compensation Committee's current members are Gary E. Costley, Frank Baldino, Jr. and Charles A. Sanders. The Compensation Committee reviews and recommends to the Board the compensation of all executive officers. The Compensation Committee met six times during 2001.

        No current director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors or the total number of meetings held by all committees of the Board of Directors on which he served.

Board Compensation

        Non-employee directors are reimbursed for expenses incurred in connection with performing their respective duties as directors of the Company. In addition, the Company has agreed to pay directors Gary E. Costley, Frank Baldino, Jr., James J. Marino, Paul A. Bartlett, Charles A. Sanders and Ricardo B. Levy and any other non-employee director who becomes a member of the Board of Directors for the first time after 1995 a cash fee of $1,500 for each meeting of the Board of Directors or a committee thereof attended by such director. In addition, each non-employee director is paid a cash retainer of $12,000 per year, payable in advance for the year of service immediately following the Annual Meeting of Stockholders. Each non-employee director participates in the 1995 Director Stock Option Plan. Each individual who becomes a non-employee Board member for the first time is automatically granted an option to purchase 10,000 shares of the Company's Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not been in the prior employ of the Company. Thereafter, at each annual stockholders meeting, each non-employee director with at least six months of service on the Board of Directors who will continue to serve as a director after such meeting will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock.

Employment Agreements

        Effective February 2001, the Company and Joseph A. Mollica entered into a three year employment agreement, subject thereafter to annual automatic extension, whereby Dr. Mollica is employed as Chief Executive Officer. Pursuant to his agreement, Dr. Mollica is entitled to receive an annual base salary and is eligible to receive a discretionary bonus of up to 60% of his base salary. The base salary and bonus percentage are subject to periodic review. In the event the Company terminates Dr. Mollica's employment without "cause", as defined in his agreement, or if Dr. Mollica terminates his employment for "good reason," as defined in his agreement, the Company will continue to pay as severance benefits his base salary, bonus and benefits until the earlier to occur of (i) 24 months after the date of termination or (ii) Dr. Mollica's obtaining comparable full-time employment. "Good reason" includes an acquisition of the Company that materially changes Dr. Mollica's title or duties.

        In February 2001, the Company and Robert J. White executed a letter whereby the Company offered, and Mr. White accepted, the position of Senior Vice President, Worldwide Sales and Consulting Services, of Accelrys, Inc. Under the letter, Mr. White is entitled to receive an annual base salary and is eligible for an annual discretionary bonus. The base salary and bonus are subject to periodic review. The letter does not specify a term of employment. The Company also paid Mr. White a bonus in connection with his commencement of employment with the Company. In the event the Company terminates Mr. White's employment without "cause," as defined in the letter, or Mr. White's employment is terminated and he is not offered a comparable position, in either case within six months after a "change of control," as defined in the letter, of the Company, the Company will pay Mr. White a sum equal to one year of his then base salary.

        In June 1996, the Company and Stephen A. Spearman entered into an agreement whereby Dr. Spearman is employed as Executive Vice President of Operations. Pursuant to his agreement, Dr. Spearman is entitled to receive an annual base salary and is eligible for an annual bonus of up to 20% of his annual base salary to be awarded at the discretion of the Board of Directors. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. The agreement does not specify a term of employment.

        In June 1993, the Company and John J. Baldwin entered into an agreement whereby Dr. Baldwin was hired as Vice President of Chemistry. Pursuant to his agreement, Dr. Baldwin is entitled to receive an annual base salary and is eligible for an annual bonus based upon a percentage of his annual base salary to be awarded at the discretion of the Board of Directors. The base salary and bonus percentage may be adjusted with the approval of the Compensation Committee. Also pursuant to his agreement, the Company agreed to lend Dr. Baldwin $10,000 per year, up to a maximum of $50,000 at an interest rate equal to the minimum rate required to avoid imputation of income under applicable tax regulations. Currently, there are no loans outstanding from the Company to Dr. Baldwin. The agreement does not specify a term of employment. In the event the Company terminates Dr. Baldwin's employment without "cause," as defined in his agreement, the Company will pay his annual salary until the earlier to occur of (i) one year after the date of termination or (ii) Dr. Baldwin's obtaining full-time employment. In 1998, Dr. Baldwin was appointed Chief Science and Technology Officer of the Company but did not enter into any amended employment agreement with the Company.

        Effective March 31, 2002, Dr. Baldwin retired from the Company and his employment agreement terminated. Concurrently therewith, the Company and Dr. Baldwin entered into a Retirement Agreement and a Consulting Agreement. Under the Retirement Agreement, in exchange for the cancellation of each of Dr. Baldwin's unvested options to purchase shares of the Company's Common Stock granted prior to January 1, 2000, the Company agreed to pay Dr. Baldwin an amount in cash based upon the difference between the fair market value of the Company's Common Stock on such date and the exercise price for such option. Under the Consulting Agreement, the Company retained Dr. Baldwin as a consultant for the period commencing April 1, 2002 and ending December 31, 2002.

Dr. Baldwin will provide consulting services under such Agreement on behalf of the Company for up to four days per month for each month during the consulting period, in consideration of which the Company will pay to Dr. Baldwin consulting fees of $10,000 per month.

        The Company and Bruce C. Myers entered into an employment agreement in October 2001 and amended the agreement in December 2001. Under the agreement, Mr. Myers is employed as Executive Vice President and Chief Financial Officer. Pursuant to his agreement, Mr. Myers is entitled to receive an annual base salary and is eligible for an annual discretionary bonus calculated as a percentage of his base salary. The base salary and bonus percentage are subject to periodic review. The agreement does not specify a term of employment. In the event the Company terminates Mr. Myers' employment without "cause," as defined in his agreement, the Company will (i) continue to pay as severance benefits his base salary and healthcare benefits until the earlier to occur of (A) 12 months after the date of termination or (B) Mr. Myers' obtaining comparable full-time employment, and (ii) pay a pro rata portion of his bonus for the year of termination. If the Company terminates Mr. Myers' employment without cause, or Mr. Myers' employment is terminated and he is not offered a comparable position, within six months after a "change of control," as defined in his agreement, of the Company, then the Company will, in addition to providing the benefits described in the preceding sentence, cause all of Mr. Myers' unvested options to purchase shares of the Company's Common Stock to automatically vest (with such vested options remaining exercisable for 30 days after the final payment of severance benefits). Further, if on or before March 15, 2002, the Company terminates Mr. Myers' employment without cause, or Mr. Myers provides the Company with notice of his intent to voluntarily terminate the agreement, (i) Mr. Myers will be entitled to receive the benefits described in the second preceding sentence (irrespective of whether Mr. Myers secures comparable employment), (ii) certain of Mr. Myers' unvested options will automatically vest and remain exercisable for 30 days after receipt of his final severance payment and (iii) Mr. Myers' bonus in such circumstances will be determined utilizing a bonus percentage no less than the average of the percentages applicable to three other Company executives specified in his agreement.

        In February 2002, Mr. Myers provided notice of his intention to voluntarily terminate his employment with the Company effective May 15, 2002.

        In May 2001, the Company and Michael R. Stapleton entered into an employment agreement whereby Dr. Stapleton is employed as Executive Vice President and Chief Operating Officer of the Company. Pursuant to his agreement, Dr. Stapleton is entitled to receive an annual base salary and is eligible for an annual discretionary bonus calculated as a percentage of his base salary. The base salary and bonus percentage are subject to periodic review. The agreement does not specify a term of employment. In the event the Company terminates Dr. Stapleton's employment without "cause," as defined in his agreement, or Dr. Stapleton's employment is terminated and he is not offered a comparable position, in either case within 6 months after a "change of control," as defined in his agreement, of the Company, then the Company will (i) continue to pay as severance benefits his base salary for 12 months after the date of termination and (ii) forgive any remaining amounts outstanding under the $200,000 loan made to Dr. Stapleton in connection with his relocation to the United States.

PROPOSAL TWO:

PROPOSAL TO AMEND THE 1994 INCENTIVE STOCK PLAN TO
INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE
THEREUNDER FROM 4,700,000 TO 5,700,000 SHARES

        The Company's 1994 Incentive Stock Plan, as amended (the "Incentive Plan"), was approved by the Board of Directors and by the stockholders of the Company in 1994, with a total of 750,000 shares of the Company's Common Stock reserved for issuance under the Incentive Plan. In 1996, 1997, 1998, 1999 and 2000, the Board of Directors and stockholders approved cumulative increases of 3,950,000 shares authorized for issuance under the Incentive Plan. In April 2002, the Board of Directors approved amendments to the Incentive Plan (i) prohibiting the Company from amending the terms of any option to purchase shares of the Company's Common Stock previously granted under the Incentive Plan which would reprice, replace or regrant that option (whether through cancellation of that option or by lowering its exercise price) and (ii) permitting the Company to continue to make awards under the Incentive Plan in the form of stock options and stock purchase rights, but limiting the number of stock purchase rights which the Company may issue after March 31, 2002 to 50,000 shares of the Company's Common Stock. These amendments will become effective upon the approval by the Company's stockholders of the increase in the total number of shares authorized for issuance under the Incentive Plan described below.

        Subject to stockholder approval, in April 2002, the Board of Directors also approved an increase of 1,000,000 shares in the number of shares of the Company's Common Stock authorized for issuance under the Incentive Plan, increasing the total number of shares that may be issued thereunder from 4,700,000 to 5,700,000 shares. This proposed increase in the total number of shares of the Company's Common Stock available for issuance under the Incentive Plan equals approximately 4.26% of the total outstanding shares of the Company's Common Stock on the Record Date.

        A summary description of the Incentive Plan, as proposed to be amended, is attached as Exhibit A to this Proxy Statement. Said summary is qualified in its entirety by the full text of the Incentive Plan, copies of which may be obtained by the Company's stockholders upon request to the Office of the Secretary of the Company.

        As of January 31, 2002, options to purchase 3,180,624 shares of the Company's Common Stock (net of exercised and terminated options) had been granted under the Incentive Plan, 251,172 options remained available for future grants and 1,268,204 options had been exercised.

        The Board of Directors believes that this proposed increase in the number of shares authorized for issuance under the Incentive Plan is in the best interest of the Company. The Board of Directors believes that this increase will strengthen the Company's ability to attract and retain individuals with the desired training, experience and expertise as key employees in a highly competitive labor market. The Board of Directors also believes that this increase will allow the Company to furnish additional incentives to key individuals to promote the Company's financial success and be motivated to increase stockholder value.

        The Board of Directors recommends that the Company's stockholders vote FOR the increase in the number of shares authorized for issuance under the Incentive Plan from 4,700,000 to 5,700,000 shares of the Company's Common Stock.

PROPOSAL THREE:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        Upon the recommendation of Pharmacopeia, Inc.'s Audit Committee, which is composed of independent directors, the Board of Directors of Pharmacopeia, Inc. appointed Ernst & Young LLP to serve as independent accountants for the year ending December 31, 2002.

        A representative of Ernst & Young is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

        The Board of Directors recommends that the stockholders vote FOR approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Audit Fees

        The aggregate fees from Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year ended December 31, 2001 were $224,907.

Audit Related Fees

        The aggregate fees from Ernst & Young for professional services rendered in connection with registration statements, due diligence, and consents, for the fiscal year ended December 31, 2001 were $293,782.

Financial Information Systems Design and Implementation

        Ernst & Young LLP did not render any professional services to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

        The aggregate fees from Ernst & Young LLP for services rendered to the Company for the fiscal year ended December 31, 2001, other than the fees described above, were $63,095.

        The Audit Committee of Pharmacopeia, Inc. also determined that the provision of the non-audit services by Ernst & Young LLP described above is compatible with maintaining the independence of such independent auditor.

OTHER INFORMATION REGARDING THE COMPANY

Performance Graph

        The following graph compares the cumulative total stockholder return to Pharmacopeia, Inc.'s stockholders during the five-year period ended December 31, 2001 to (i) the Nasdaq Pharmaceuticals Index and (ii) the Nasdaq Stock Market (U.S. Companies) Index.

        The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or Exchange Act, except to the extent that Pharmacopoeia specifically incorporates it by reference to any such filing.

COMPARATIVE CUMULATIVE RETURN AMONG PHARMACOPEIA, INC.,
NASDAQ PHARMACEUTICALS INDEX AND NASDAQ MARKET INDEX

EXECUTIVE COMPENSATION

Compensation Tables

        Summary Compensation Table.    The following table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and each of the other five most highly compensated executive officers of Pharmacopeia (the "Named Executive Officers") for services rendered to Pharmacopeia in each of the last three fiscal years:

	Annual Compensation (1)					Long Term Compensation Awards (2)
Name and Principal Position	Year	Salary($)		Bonus($)		Restricted Stock Awards ($)(3)	Securities Underlying Options (#)	All Other Compensation ($)(4)
Joseph A. Mollica President and Chief Executive Officer	2001 2000 1999	505,833 479,167 450,000		— 242,500 210,375		— — —	150,000 55,000 55,000	5,250 5,250 5,000
Robert J. White Senior Vice President, Worldwide Sales and Consulting, Accelrys, Inc.	2001	208,333	(5)	200,000	(6)	37,531	75,000	174,935	(7)
Stephen A. Spearman Executive Vice President and Chief Operating Officer, Pharmacopeia Laboratories	2001 2000 1999	284,667 265,833 254,167		— 75,000 80,000		— — —	40,000 20,000 35,000	5,250 5,250 4,800
John J. Baldwin Chief Science and Technology Officer	2001 2000 1999	275,833 263,333 254,167		— 75,000 80,000		— — —	40,000 20,000 20,000	5,250 5,250 4,800
Bruce C. Myers Executive Vice President and Chief Financial Officer	2001 2000 1999	270,846 245,062 213,333		— 90,000 125,000		— — —	40,000 30,000 20,000	5,250 5,350 5,000
Michael R. Stapleton Executive Vice President and Chief Operating Officer, Accelrys, Inc.	2001 2000 1999	269,380 178,655 120,386		— 60,000 50,475		— — —	40,000 27,500 13,000	186,921 11,872 8,092	(7)

(1)
The value of certain perquisites or personal benefits is not included in the amounts disclosed because it did not exceed for any Named Executive Officer the lesser of either $50,000 or 10% of total annual salary and bonus reported for the Named Executive Officer.

(2)
The Company did not grant any stock appreciation rights or make any long-term incentive plan payments to any Named Executive Officer in 1999, 2000 or 2001.

(3)
During 1999 and 2000, no shares of restricted Common Stock were awarded or sold to the Named Executive Officers. During 2001, 2,702 shares of restricted Common Stock were awarded to Mr. White. As of December 31, 2001, Dr. Mollica held 162,155 shares of restricted Common Stock with an aggregate value of $2,252,333 and Dr. Baldwin held 100,750 shares of restricted Common Stock with an aggregate value of $1,399,418. Dr. Spearman, Mr. Myers and Dr. Stapleton held no restricted Common Stock as of December 31, 2001.

(4)
Represents pension and Company matching 401(k) contributions in 1999, 2000 and 2001.

(5)
Mr. White became employed by the Company in March 2001.

(6)
Represents an initial bonus paid in connection with Mr. White joining the Company.

(7)
Represents, in addition to pension and Company matching 401(k) contributions, reimbursement for relocation expenses.

        Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the year ended December 31, 2001 to each of the Named Executive Officers:

					Potential Realizable Value at Assumed Annual Rate of Stock Appreciation for Option Term (2)
		% of Total Options Granted to Employees in Fiscal Year
Name	Options Granted (#)(1)		Exercise Price	Expiration Date
					5%	10%
Joseph A. Mollica	150,000	6.86%	$18.40	5/9/11	$1,735,749	$4,398,729
Robert J. White	75,000	3.43%	$19.81	3/1/11	934,498	2,368,202
Stephen A. Spearman	40,000	1.83%	$18.40	5/9/11	462,866	1,172,994
John J. Baldwin	40,000	1.83%	$18.40	5/9/11	462,866	1,172,994
Bruce C. Myers	40,000	1.83%	$18.40	5/9/11	462,866	1,172,994
Michael R. Stapleton	40,000	1.83%	$18.40	5/9/11	462,866	1,172,994

(1)
The listed options become exercisable as follows: one-fourth of the total number of shares subject to the options are exercisable one year from the grant date and an additional one forty-eighth of the total number of shares are exercisable each full month thereafter for the next 36 months based on the optionee's continuing to be employed by the Company.

(2)
Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

        Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth for each of the Named Executive Officers options exercised during 2001 and the fiscal year-end value of unexercised options:

			Number of Shares Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Year-End($)(1)
	Shares Acquired on Exercise(#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph A. Mollica	—	—	222,706	212,294	474,303	104,997
Robert J. White	—	—	—	75,000	—	—
Stephen A. Spearman	—	—	83,498	67,502	74,115	64,330
John J. Baldwin	—	—	85,311	62,189	172,588	37,712
Bruce C. Myers	—	—	45,439	78,961	173,174	97,406
Michael R. Stapleton	705	9,777	56,188	64,919	323,690	25,662

(1)
Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

Report of the Compensation Committee

        The following is a report of the Compensation Committee (the "Committee") of the Board of Directors of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 2001. The Committee reviews and approves the Company's executive compensation policies. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

  Compensation Philosophy

        The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's stockholders. To achieve this goal, the Company seeks to offer its executive officers competitive compensation based upon their performance and the performance of the Company. The executive compensation program is designed to attract and retain executive talent that contributes to the Company's long-term success, to reward the achievement of the Company's short-term and long-term strategic goals, to recognize and reward individual contributions to the Company's performance, and to link executive officer compensation and stockholder interests through equity-based plans. The Company currently uses three integrated components—Base Salary, Variable Annual Incentives and Long-Term Incentives—to meet these goals.

  Base Salary

        The base salary component of the total compensation is designed to compensate executives competitively within the industry. The Committee reviewed and approved fiscal 2001 base salaries for the Chief Executive Officer and other executive officers. Base salaries were established by the Committee based upon competitive compensation data, and the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer base salaries have been targeted at or above the average rates paid by competitors in similar size companies to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other biotechnology and pharmaceutical companies. The competitive information was obtained from surveys prepared by consulting companies or industry associations (e.g., the Radford Biotechnology Compensation survey, the Top Five Data Services Report on Executive Compensation in the Biopharmaceutical Industry and the Culpepper Survey on the Software Industry). In making base salary decisions, the Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

  Variable Annual Incentives

        Variable incentive bonuses for executive officers are intended to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a compensation policy (the "Compensation Policy") which compensates officers in the form of annual bonuses that are paid in cash. The Committee established target bonuses for each executive officer relative to the officer's base salary. The Compensation Policy is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance evaluations.

The Company-based performance goals are tied to different indicators of the Company's performance, such as achievement of revenue, research and development, and other operating objectives. These Company-based performance goals vary from year to year and are somewhat subjective in nature. The individual officer's performance goals are taken into account and are tied to different indicators of the individual officer's performance (such as having achieved a research and development project milestone) and, except in the case of the Chief Executive Officer, are based upon the evaluation of the Chief Executive Officer. The Chief Executive Officer's achievement of individual performance goals is determined by the Committee. The Committee evaluates the achievement level of the Company's annual goals and approves a performance rating relative to the goals. At the beginning of each year, the Company's objectives are assigned a relative weighting factor to assist in the priority setting and subsequent evaluation of performance against objectives that is conducted at the end of the year. This evaluation is subjective and is influenced by the Committee's perception of the importance of the various corporate goals. The aggregate amount of the bonus pool can range from 50-150% of the total individual target amounts based upon achievement of individual goals. The Committee believes that the Company's Compensation Policy provides an excellent link between the Company's performance and the incentives paid to executives.

        Based upon the Company's performance in 2001, except for the bonus paid to Mr. White referenced in footnote 6 to the Summary Compensation Table above, no incentive bonuses were paid to the Company's executive officers for 2001.

  Long-Term Incentives

        The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1994 Incentive Stock Plan and the opportunity to purchase stock under the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Company's Board of Directors believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. The Compensation Committee has not yet made a determination with respect to long-term incentive grants based on 2001 performance.

        The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees, including officers, may have up to 10% of their earnings withheld for purchases of the Company's Common Stock on certain dates specified by the Board. The price of the Company's Common Stock purchased will be equal to 85% of the lower of the fair market value of the Common Stock on the date of commencement of participation in each six-month offering period or on each specified purchase date.

  Chief Executive Officer Compensation

        The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Dr. Mollica's base salary for 2001 was set at $510,000. Dr. Mollica's base salary was established in part by comparing the base salaries of chief executive officers at other biotechnology and pharmaceutical companies of similar size. In 2001, Dr. Mollica was granted options to purchase 150,000 shares of the Company's Common Stock based on 2000 performance and based upon the other factors described above. The Compensation Committee has not yet made a determination with respect to option grants to Dr. Mollica based on 2001 performance. Under the Compensation Policy, Dr. Mollica received no bonus for 2001 performance. Dr. Mollica's total compensation was based on the Company's accomplishments and his contributions thereto, including (i) the continued growth in the Company's Accelrys software business, (ii) the introduction of the new Discovery Studio™ environment for the Company's life sciences software products, (iii) the achievement of substantially improved productivity in the Company's Drug Discovery Services operations, and the attainment of clinical milestones on behalf of a number of third party collaborators, and (iv) the significant enhancements made with respect to the capabilities of the Company's executive management group, and the addition of key officers augmenting the Accelrys management team.

  Section 162(m)

        The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

        In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                      Respectfully submitted by:

                      COMPENSATION COMMITTEE

                      Gary E. Costley
                      Frank Baldino, Jr.
                      Charles A. Sanders

Report of the Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited financial statements proposed to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during fiscal year 2001.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements described above be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors.

                      Respectfully submitted by:

                      AUDIT COMMITTEE

                      Ricardo B. Levy
                      Gary E. Costley
                      James J. Marino

Section 16(a) Beneficial Ownership Reporting Compliance

        On the basis of reports and representations submitted by or on behalf of the directors, executive officers and ten percent stockholders of the Company, all Forms 3, 4 and 5 showing ownership of and change of ownership in the Company's equity securities during 2001 were timely filed with the Securities and Exchange Commission as required by Section 16(a) of the Exchange Act, except that the Form 3 for Robert J. White that should have been filed by March 11, 2001 was filed on March 23, 2001, the Form 3 for John S. Delli Santi that should have been filed by March 16, 2001 was filed on March 22, 2001, and the Form 4 for Paul A. Bartlett that should have been filed by October 10, 2001 was filed on December 10, 2001.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during 2001 were Gary Costley, Frank Baldino and Charles Sanders. No such member of the Compensation Committee was a former or current officer or employee of the Company. However, as noted above, Drs. Sanders and Baldino are directors of Cephalon, Inc., of which Dr. Baldino is Chairman and Chief Executive Officer.

Certain Transactions

        James J. Marino, one of the Company's directors, who was appointed effective as of February 2000, is a partner at Dechert, a law firm that the Company has retained in 2001 and 2002.

        The Company and Dr. Paul A. Bartlett, one of the Company's directors, are parties to a consulting agreement pursuant to which Dr. Bartlett receives annual compensation of $75,000 plus $1,000 for each consulting day served in excess of 25 days. The current term of the agreement expires in March 2002. In 2001, the Company paid Dr. Bartlett $75,000 pursuant to the consulting agreement.

        In January 2001, the Company extended a $270,000 interest-free loan to Dr. Michael R. Stapleton, one of the Company's executive officers, as an advance against his relocation expenses in connection with the relocation of his residence from the United Kingdom to San Diego, California. All amounts payable by Dr. Stapleton in connection with such loan have been repaid to the Company. Further, in connection with such relocation, the Company also extended to Dr. Stapleton a $200,000 loan. Under the terms of such loan, 25% of the principal amount of the loan will be forgiven by the Company on each of the first four anniversaries of Dr. Stapleton's relocation to California, provided that Dr. Stapleton remains employed by the Company or one of its subsidiaries on such anniversary date.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Princeton, New Jersey
Dated: April 12, 2002

EXHIBIT A

DESCRIPTION OF THE 1994 PHARMACOPEIA INCENTIVE STOCK PLAN

        General.    Pharmacopeia's 1994 Incentive Stock Plan (the "Incentive Plan") was initially adopted by the Board of Directors on April 20, 1994 and initially approved by the stockholders on February 25, 1995. The Incentive Plan authorizes the grant of stock options, stock appreciation rights and stock purchase rights. Options granted under the Incentive Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options, as determined by the Administrator (defined below). A total of 750,000 shares of the Company's Common Stock was initially reserved for issuance under the Incentive Plan. In 1996, 1997, 1998, 1999 and 2000, the Board of Directors and stockholders approved cumulative increases of 3,950,000 shares authorized for issuance under the Incentive Plan, increasing the number of shares of the Company's Common Stock authorized for issuance thereunder from 750,000 to 4,700,000 shares. In April 2002, the Board of Directors approved amendments to the Incentive Plan (i) prohibiting the Company from amending the terms of any option to purchase shares of the Company's Common Stock previously granted under the Incentive Plan which would reprice, replace or regrant that option (whether through cancellation of that option or by lowering its exercise price) and (ii) permitting the Company to continue to make awards under the Incentive Plan in the form of stock options and stock purchase rights, but limiting the number of stock purchase rights which the Company may issue after March 31, 2002 to 50,000 shares of the Company's Common Stock. These amendments will become effective upon the approval by the Company's stockholders of the increase in the total number of shares authorized for issuance under the Incentive Plan described below.

        Stockholder approval is now being sought for amendments of the Incentive Plan to increase by 1,000,000 the number of shares authorized for issuance under the Incentive Plan to 5,700,000. The Board of Directors believes that the proposed amendment increasing the number of shares reserved for issuance under the Incentive Plan is in the best interests of Pharmacopeia. The proposed increase will strengthen the Company's ability to attract and retain individuals with the desired training, experience and expertise as key employees in a highly competitive labor market. This increase will also allow the Company to furnish additional incentives to key individuals to promote the Company's financial success and be motivated to increase shareholder value.

        Purpose.    The general purpose of the Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to employees and consultants and to promote the success of Pharmacopeia's business.

        Administration.    The "Primary Committee" administers the Incentive Plan for all employees subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Primary Committee consists of two or more non-employee directors appointed by the Board of Directors. With respect to all other participants in the Incentive Plan, the Board of Directors may either administer the Incentive Plan or appoint a committee (the "Secondary Committee") from among its members, including the Primary Committee, to administer the Incentive Plan. A subcommittee of the Primary Committee or the Secondary Committee which has been approved by the Board of Directors may be delegated those administrative functions under the Incentive Plan which have been authorized to be performed by the Primary or Secondary Committee, as the case may be. The Board of Directors, Primary Committee, Secondary Committee or an approved subcommittee thereof, as applicable, are collectively referred to herein as the "Administrator". Subject to the other provisions of the Incentive Plan, the Administrator has the authority to: (i) grant options and rights, provided that, after March 31, 2002, the Administrator will not have the authority to issue rights to purchase more than 50,000 shares of the Company's Common Stock; (ii) interpret the Incentive Plan; (iii) select the persons to whom options and rights are to be granted; (iv) determine the number of shares to be made subject to each option and right; (v) prescribe, amend and rescind rules and regulations relating to the

Incentive Plan; (vi) prescribe the terms and conditions of each option and right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory stock option and the provisions of the stock option or stock purchase agreement to be entered into between Pharmacopeia and the grantee) and, with the consent of the holder thereof, modify or amend any provisions of any option or right, so long as no previously granted option is repriced, replaced or regranted through cancellation or by lowering the option exercise price of a previously granted award; and (vii) make all other determinations deemed necessary or advisable for the administration of the Incentive Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of options and on all persons deriving their rights therefrom.

        Eligibility.    The Incentive Plan provides that options and rights may be granted to Pharmacopeia's employees and consultants (as such terms are defined in the Incentive Plan). Incentive stock options may be granted only to employees. At January 31, 2002, approximately 790 employees of Pharmacopeia were eligible to participate in the Incentive Plan, as proposed to be amended. It is not possible to state at this time whether a particular executive officer, all current executive officers as a group, a particular nominee for director or all non-executive officers as a group will be granted options under the Incentive Plan or the benefit or value of such options, since these matters will be determined by the Administrator based on each participant's level of responsibility, compensation and contribution to Pharmacopeia's success. As of January 31, 2002, Pharmacopeia had granted options pursuant to the Incentive Plan to purchase an aggregate of 4,448,828 shares at exercise prices ranging from $0.48 to $85.00 per share. (For information regarding options granted under the Incentive Plan to certain Named Executive Officers of Pharmacopeia, see "Executive Compensation" in the Proxy Statement). As of that date, Pharmacopeia had also granted options pursuant to the Incentive Plan to the following groups or persons: all current executive officers as a group had received options to purchase 1,244,312 shares at exercise prices ranging from $1.24 to $43.50 per share and all current employees, including all current officers who are not executive officers, as a group, had received options under the Incentive Plan to purchase 3,204,516 shares at exercise prices ranging from $0.48 to $85.00 per share. The closing price of the Company's Common Stock as reported on the Nasdaq National Market for January 31, 2002 was $13.04.

        Section 162(m) Limitations.    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers of Pharmacopeia. To maximize Pharmacopeia's deduction attributable to options granted to such persons, the Incentive Plan requires that no participant may receive options, separately exercisable stock appreciation rights and stock purchase rights for more than 400,000 shares of the Company's Common Stock in any one year.

        Terms and Conditions of Options.    Each option granted under the Incentive Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

        (a)  Exercise Price.    The Administrator determines the exercise price of an option to purchase shares of the Company's Common Stock at the time the option is granted. The exercise price under an incentive stock option must not be less than 100% of the fair market value of the Company's Common Stock on the date the option is granted and the exercise price of a nonstatutory stock option must not be less than 85% of the fair market value of the Company's Common Stock on the date the option is granted. However, any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of Pharmacopeia (a "10% Stockholder") is not eligible for the grant of an option unless the exercise price of the option is at least 110% of the fair market value of the Company's Common Stock on the date of grant. Generally, the fair market value shall be the closing sale price for such stock on the date of determination (or the mean of the bid and asked prices, if no sales were reported) as quoted on the Nasdaq National Market as reported in The Wall Street Journal.

        (b)  Form of Consideration.    The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, money order, promissory note, certain other shares of the Company's Common Stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to Pharmacopeia from the sale or loan proceeds (a "cashless exercise"), delivery of an irrevocable subscription agreement which requires full payment within twelve months, any combination of the foregoing methods, or any other consideration to the extent permitted under applicable law.

        (c)  Term of the Option.    Each stock option agreement will specify the type of option, the term of the option and the date when the option is to become exercisable. However, the term of an option granted under the Incentive Plan will be no longer than ten years from the date of grant in the case of an incentive stock option and ten years and one day in the case of a nonstatutory stock option. Moreover, in the case of an option granted to a 10% Stockholder, the term of an incentive stock option will be for no more than five years from the date of grant and the term of a nonstatutory stock option will be no more than five years and one day from the date of grant.

        (d)  Termination of Employment or Consulting Relationship.    If an optionee's employment or consulting relationship terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option, but only within thirty days (or such other period of time as is determined by the Administrator) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (and in no event later than the expiration of the term of such option as set forth in the option agreement). To the extent that the optionee was not entitled to exercise an option at the date of such termination, and to the extent that the optionee does not exercise such option (to the extent otherwise so entitled) within the time permitted, the option shall terminate.

        (e)  Permanent Disability and Death.    If an optionee is unable to continue employment or consulting with Pharmacopeia as a result of disability (as defined in Section 22(e)(3) of the Code) or death, then all his or her options under the Incentive Plan shall expire within six months after the date of termination of the optionee's employment or consulting relationship (or such other period of time determined by the Administrator) but in no event later than the expiration of the term of such option as set forth in the option agreement. The optionee, executor or other legal representative of the optionee may exercise all or part of his or her option at any time before such expiration date to the extent that such option was exercisable at the time of termination of employment. To the extent that the options were not exercisable at the date of such termination, and to the extent that the options are not exercised (to the extent otherwise permissible) within the time permitted, the options shall terminate.

        (f)    Misconduct.    If an optionee's employment or consultancy terminates due to misconduct, all outstanding options terminate immediately. Misconduct as defined in the Incentive Plan includes, but is not limited to, (i) acts of fraud, embezzlement or dishonesty, (ii) unauthorized use or disclosure of confidential information or trade secrets of Pharmacopeia or (iii) other intentional acts of misconduct by the optionee that harm Pharmacopeia.

        (g)  Value Limitation.    If the aggregate fair market value of all shares of the Company's Common Stock subject to an optionee's incentive stock options which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

        Nontransferability of Options and Stock Purchase Rights.    During a participant's lifetime, his or her options and rights shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution.

        Stock Purchase Rights.    A stock purchase right gives the purchaser a period of no longer than six months from the date of grant to purchase the Company's Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between Pharmacopeia and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give Pharmacopeia a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with Pharmacopeia for any reason (including death or disability). The purchase price for any shares repurchased by Pharmacopeia shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator.

        Stock Withholding.    The Administrator may allow participants in the Incentive Plan to satisfy their withholding obligations, if applicable, by either electing to have a certain number of shares of stock which would then be received pursuant to the exercise of the option or the vesting of such shares withheld by Pharmacopeia or by delivering to Pharmacopeia the number of shares of stock required to be withheld.

        Adjustment Upon Change in Capitalization.    Subject to any required action by the stockholders of Pharmacopeia, in the event that the stock of Pharmacopeia is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other increase or decrease in the number of issued shares of the Company's Common Stock effected without receipt of consideration by Pharmacopeia, appropriate proportional adjustments will be made in the number and class of shares of stock under the Incentive Plan, the number of shares of stock subject to any option or right outstanding under the Incentive Plan, and the exercise price of any such outstanding option or right. Any such adjustment will be made by the Administrator, whose determination shall be conclusive.

        Merger or Asset Sale.    In connection with any merger, or sale of all or substantially all of the assets of Pharmacopeia, each outstanding option may be assumed or an equivalent option substituted by a successor corporation. If the successor corporation does not assume the option or substitute a substantially equivalent option, each option will become fully exercisable for a period of time determined by the Administrator. All options not exercised before the merger or asset sale will terminate, if not substituted for or assumed. Any option assumed or substituted for will automatically become fully exercisable if an optionee's employment or consultancy ends within eighteen months after the merger or asset sale. Such option will expire at the end of its term or one year after the involuntary termination, whichever is earlier. In addition, any repurchase option on the Company's Common Stock will terminate and the stock will fully vest upon a merger or asset sale unless the repurchase options are assigned to the successor corporation. Any such repurchase option assigned in the merger or asset sale will end and the shares subject to the repurchase option will immediately vest in full if the optionee's employment or consultancy ends within eighteen months of the merger or asset sale.

        Change in Control.    The Administrator has the discretion to make any outstanding option fully or partially exercisable upon a change in control, or condition making any outstanding option fully exercisable on the involuntary termination of an optionee's employment or consultancy within eighteen months of the date of the change in control. In addition, the Administrator has the discretion with respect to stock purchase rights to terminate any repurchase option and vest the Company's Common Stock to which the repurchase option relates upon a change in control or upon the involuntary termination of an optionee's employment or consultancy within eighteen months of the date of the change in control. A change in control means (i) certain changes in the composition of Pharmacopeia's Board of Directors over a three year period, or (ii) the acquisition of more than half of the beneficial ownership of Pharmacopeia by any person or group accomplished by a tender offer which the Board of Directors does not recommend the stockholders accept.

        Amendments, Suspensions and Termination of the Incentive Plan.    The Board of Directors may amend, suspend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any amendment which (i) materially increases the number of shares under the Incentive Plan, (ii) materially increases the maximum number of shares allowed for grants to any participant, (iii) materially changes the class of persons eligible to receive grants of options or rights, or (iv) materially increases the benefits to participants under the Incentive Plan. In any event, the Incentive Plan will terminate automatically in 2004.

  Federal Income Tax Consequences

        (a)  Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of Pharmacopeia. Pharmacopeia is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

        (b)  Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes ordinary taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Pharmacopeia is subject to tax withholding by Pharmacopeia. Pharmacopeia is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

        (c)  Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as discussed above under "Nonstatutory Stock Options." However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to Pharmacopeia's right to repurchase the stock. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

        The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by Pharmacopeia. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Pharmacopeia.

        The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and Pharmacopeia with respect to the grant and exercise of options and stock purchase rights under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Appendix I
PHARMACOPEIA, INC.
1994 INCENTIVE STOCK PLAN
(as amended and restated as of October 6, 1995)

        1. PURPOSES OF THE PLAN. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees and Consultants of Pharmacopeia, Inc. (the "Company") and to promote the success of the Company's business.

        Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Plan Administrator and as reflected in the terms of the written option agreement. The Plan Administrator also has the discretion to grant Stock Purchase Rights.

        2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "BOARD" shall mean the Board of Directors of the Company.

        (b) "CHANGE IN CONTROL" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (i)    the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, or

          (ii)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "COMMON STOCK" shall mean the Common Stock of the Company.

        (e) "COMPANY" shall mean Pharmacopeia, Inc., a Delaware corporation.

        (f) "CONSULTANT" shall mean (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and (ii) any non-employee member of the Board (other than an individual serving as a member of the Primary Committee).

        (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

        (i) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        (j) "HOSTILE TAKE-OVER" shall mean a change in ownership of the Company effected through the following transaction:

          (i)    the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept, and

          (ii)  more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

        (k) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (l) "INVOLUNTARY TERMINATION" shall mean the termination of the service of any individual which occurs by reason of:

          (i)    such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

          (ii)  such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without the individual's consent.

        (m) "MISCONDUCT" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Purchaser, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Purchaser or other person in the service of the Company (or any Parent or Subsidiary).

        (n) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

        (o) "OPTION" shall mean a stock option granted pursuant to the Plan.

        (p) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

        (q) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

        (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

        (s) "PLAN" shall mean this 1994 Incentive Stock Plan.

        (t) "PLAN ADMINISTRATOR" shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

        (u) "PRIMARY COMMITTEE" shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

        (v) "PURCHASER" shall mean an Employee or Consultant who exercises a Stock Purchase Right.

        (w) "SECONDARY COMMITTEE" shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 insiders.

        (x) "SECTION 12(g) REGISTRATION DATE" shall mean the first date on which the Common Stock is registered under Section 12(g) of the Exchange Act.

        (y) "SECTION 16 INSIDER" shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

        (z) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

        (aa) "STOCK PURCHASE RIGHT" shall mean a right to purchase Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

        (bb) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424 of the Code.

        (cc) "TAKE-OVER PRICE" shall mean the GREATER of (i) the fair market value per Share on the date the Option is surrendered to the Company in connection with a Hostile Take-Over or (ii) the highest reported price per Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Stock Option, the Take-Over Price shall not exceed the clause (i) price per Share.

        (dd) "TAXES" shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Nonstatutory Stock Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

        3. STOCK SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares under the Plan is 750,000(1) shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. (1) Reflects the 1 for 2 stock split effected on October 6, 1995.

        (b) No one person participating in the Plan may receive Options, separately exercisable stock appreciation rights and Stock Purchase Rights for more than 400,000 Shares per calendar year during the term of the Plan beginning with the 1995 calendar year.

        (c) If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full or if an Option is cancelled in accordance with the cancellation-regrant provisions of the Plan, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future option grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued upon exercise of Options or Stock Purchase Rights (whether or not these shares are later repurchased by the Company) shall not become available for future grant or sale under the Plan. In addition, should the exercise price of an Option be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option or the vesting of Shares issued under Stock Purchase Rights, then the number of Shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or which vest under the Stock Purchase Right, and not by the net number of Shares issued to the holder of such Option or Share issuance.

        4. ADMINISTRATION OF THE PLAN.

        (a) PROCEDURE. The Plan shall be administered as follows:

          (i)    The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Primary Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an Option grant, Stock Purchase Right or direct stock issuance under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company (or any Parent or Subsidiary) other than pursuant to the 1995 Director Option Plan.

          (ii)  Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive Option grants, stock purchase right or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Company (or any Parent or Subsidiary).

          (iii)  Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        (b) POWERS OF THE PLAN ADMINISTRATOR. Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine the exercise price per Share of Options or Stock Purchase Rights to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of Shares to be represented by each Option or Stock Purchase Right; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Plan Administrator; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (c) EFFECT OF PLAN ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

        5. ELIGIBILITY.

        (a) Options and Stock Purchase Rights may be granted to Employees and Consultants, provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

        (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

        (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (d) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

        6. TERM OF PLAN.

        (a) The Plan became effective upon its adoption by the Board. The Plan was amended and restated by the Board on October 6, 1995 in connection with the initial public offering of the Company. The restatement became effective on the Section 12(g) Registration Date. The provisions of the restatement of the Plan shall apply only to Options and Stock Purchase Rights granted under the Plan from and after the effective date of the restatement. All Options and Stock Purchase Rights issued and outstanding under the Plan immediately prior to the effective date of the restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such Option and Stock Purchase Right) as in effect on the date each such Option and Stock Purchase Right was previously granted, and nothing in the restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such Options and Stock Purchase Rights with respect to the acquisition of Shares thereunder.

        (b) The Plan shall continue in effect for a term of ten (10) years from the date of its initial adoption by the Board unless sooner terminated under Section 14 of the Plan.

        7. EXERCISE PRICE AND CONSIDERATION.

        (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Plan Administrator, but shall be subject to the following:

          (i)    In the case of an Incentive Stock Option

            (A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

            (B)  granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

          (ii)  In the case of a Nonstatutory Stock Option or a Stock Purchase Right

            (A)  granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

            (B)  granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

        (b) The fair market value shall be determined by the Plan Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date in question, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date in question, as reported in the Wall Street Journal.

        (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Plan Administrator and may consist entirely of:

          (i)    cash;

          (ii)  check (personal, cashier's or certified);

          (iii)  money order;

          (iv)  promissory note;

          (v)  other Shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and having a fair market value on the date of exercise of the Option or Stock Purchase Right equal to the aggregate exercise price of the Shares as to which the Option or Stock Purchase Right is being exercised;

          (vi)  delivery of a properly executed exercise notice together with irrevocable instructions to a Company-designated broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

          (vii) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of such subscription agreement;

          (viii)  any combination of such methods of payment; or

          (ix)  such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 152 and 153 of the General Corporation Law of Delaware.

        8. OPTIONS.

        (a) TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (i) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (ii) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

        (b) EXERCISE OF OPTION.

          (i)    PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Plan Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may be authorized by the Plan Administrator, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (ii)  TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time as is determined by the Plan Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement) exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

          (iii)  DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of such Employee's or Consultant's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Employee or Consultant may, but only within six (6) months (or such other period of time as is determined by the Plan Administrator) from the date of such termination (BUT in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

          (iv)  DEATH OF OPTIONEE. In the event of the death of an Optionee:

            (A)  during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Plan Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months (or such other period of time as is determined by the Plan Administrator) after the date of death; or

            (B)  within thirty (30) days (or such other period of time as is determined by the Plan Administrator) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Plan Administrator) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

          (v)  MISCONDUCT. Should the Optionee's Continuous Status as an Employee or Consultant be terminated for Misconduct, then all outstanding Options held by the Optionee shall terminate immediately and cease to be outstanding.

          (vi)  The Plan Administrator shall have the discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

            (A)  extend the period of time for which the Option is to remain exercisable following the Optionee's termination of Continuous Status as an Employee or Consultant from the period otherwise in effect for that Option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and/or

            (B)  permit the Option to be exercised, during the applicable post-service exercise period, not only to the extent the Optionee was entitled to exercise the Option at the date of termination but also with respect to one or more additional Shares for which the Optionee would have been entitled to exercise the Option had the Optionee continued in service.

        (c) The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding Options under the Plan and to grant in substitution new options covering the same or different number of Shares but with an exercise price per share based on the fair market value per Share on the new grant date.

        9. STOCK APPRECIATION RIGHTS.

        (a) The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

        (b) The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i)    One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying Option for

  Shares and the surrender of that Option in exchange for a distribution from the Company in an amount equal to the excess of (A) the fair market value (on the Option surrender date) of the number of Shares for which the surrendered Option (or surrendered portion thereof) is at the time exercisable over (B) the aggregate exercise price payable for such Shares.

          (ii)  No such Option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in Shares valued at fair market value on the Option surrender date, in cash, or partly in Shares and partly in cash, as the Plan Administrator shall at its sole discretion deem appropriate.

          (iii)  If the surrender of an Option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the LATER of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the Option Agreement evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the Option grant date.

        (c) The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i)    One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding Options.

          (ii)  Upon the occurrence of a Hostile Take-Over, each such individual holding one or more Options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30) day period following such Hostile Take-Over) to surrender each such Option to the Company, to the extent the Option is at the time exercisable for vested Shares. In return for the surrendered Option, the Optionee shall receive a cash distribution from the Company in an amount equal to the excess of (A) the Take-Over Price of the Shares for which each surrendered Option (or surrendered portion thereof) is at the time exercisable over (B) the aggregate exercise price payable for such Shares. Such cash distribution shall be paid within five (5) days following the Option surrender date.

          (iii)  Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such Option surrender and cash distribution.

          (iv)  The balance of the Option (if any) shall continue in full force and effect in accordance with the Option Agreement evidencing such option.

        10. STOCK PURCHASE RIGHTS.

        (a) RIGHTS TO PURCHASE. After the Plan Administrator determines that it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Plan Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Plan Administrator.

        (b) ISSUANCE OF SHARES. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Plan Administrator may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

        (c) REPURCHASE OPTION. Unless the Plan Administrator determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's service with the Company for any reason (including death or disability). If the Plan Administrator so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Plan Administrator may determine.

        (d) OTHER PROVISIONS. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

        11. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

        12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER OR CHANGE IN CONTROL.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right and the number of shares of Common Stock for which Options, separately exercisable stock appreciation rights and Stock Purchase Rights may be issued to any one person per calendar year, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive.

        (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all Options and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator. The Plan Administrator may, in the exercise of its sole discretion in such instances, declare that all Options shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise any Option held as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

        (c) SALE OF ASSETS OR MERGER.

          (i)    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation (a "Corporate Transaction"), all Options shall be assumed or equivalent options shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume all Options or to substitute equivalent options, Optionees shall have the right to exercise Options held by them as to all of the Optioned Stock, including Shares as to which such Options would not otherwise be exercisable. If an Option becomes fully exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of time determined by the Plan Administrator from the date of such notice, and the Option will terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the Corporate Transaction, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to such sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and, if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction was not solely Common Stock of the successor corporation or its parent, the Plan Administrator may, with the consent of the successor corporation and the Optionee, provide for the per share consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in fair market value (determined as set forth in Section 7(b) hereof) to the per share consideration received by holders of Common Stock in the Corporate Transaction.

          (ii)  Any Options which are assumed or substituted in the Corporate Transaction shall automatically accelerate and become exercisable for all the Optioned Stock then subject to the Options, in the event the Optionee's Continuous Status as an Employee or Consultant should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the EARLIER of (A) the expiration of the term of such Option as set forth in the Option Agreement or (B) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

          (iii)  All of the Company's outstanding repurchase options under Stock Purchase Rights shall terminate automatically, and all the shares of Common Stock subject to those terminated options shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase options are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

          (iv)  Any repurchase options that are assigned in the Corporate Transaction shall automatically terminate, and all the Shares subject to those terminated options shall immediately vest in full, in the event the Purchaser's Continuous Status as an Employee or Consultant should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

        (d) Change in Control.

          (i)    The Plan Administrator shall have the discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to (A) provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Change in Control or (B) condition any such Option acceleration upon the subsequent Involuntary Termination of the Optionee's Continuous status as an Employee or Consultant within eighteen (18) months following the effective date of such Change in Control. Any Options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          (ii)  The Plan Administrator shall have the discretion, exercisable either at the time a Stock Purchase Right is granted or at any time while the Company's repurchase option remains outstanding, to (A) provide for the automatic termination of one or more outstanding repurchase options and the immediate vesting of the Shares subject to those rights upon the occurrence of a Change in Control or (B) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Purchaser's Continuous Status as an Employee or Consultant within eighteen (18) months following the effective date of such Change in Control.

        (e) Incentive Stock Options. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the portion of such option shall be exercisable as a Nonstatutory Stock Option under the Federal tax laws.

        (f) No Other Adjustments. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Plan Administrator makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        14. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the Plan:

          (i)    any material increase in the number of Shares subject to the Plan or the maximum number of Shares for which any one person may be granted Options, stock appreciation rights and Stock Purchase Rights, other than in connection with an adjustment under Section 12 of the Plan;

          (ii)  any material change in the designation of the class of persons eligible to be granted Options and Stock Purchase Rights; or

          (iii)  any material increase in the benefits accruing to participants under the Plan.

        (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 14(a) of the Plan is made, such shareholder approval shall be solicited as described in Section 18 of the Plan.

        (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Plan Administrator, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

        15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17. OPTION, STOCK PURCHASE AND STOCK BONUS AGREEMENTS. Options shall be evidenced by written option agreements in such form as the Plan Administrator shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Plan Administrator shall approve.

        18. SHAREHOLDER APPROVAL.

        (a) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

        (b) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18(a) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

          (i)    furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

          (ii)  file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

        19. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and Purchaser, during the period for which such Optionee or Purchaser has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

        20. TAX WITHHOLDING.

        (a) The Company's obligation to deliver Shares of Common Stock upon the exercise of Options or stock appreciation rights or Stock Purchase Rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        (b) The Plan Administrator may, in its discretion, provide any or all holders of Nonstatutory Stock Options or unvested Shares under the Plan with the right to use Shares in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their Options or the vesting of their Shares. Such right may be provided to any such holder in either or both of the following formats:

          (i)    Stock Withholding: The election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Nonstatutory Stock Option or the vesting of such

  Shares, a portion of those Shares with an aggregate fair market value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          (ii)  Stock Delivery: The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or the Shares vest, one or more Shares previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate fair market value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 1

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,250,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 1 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

        To record the adoption of this Amendment No. 1, the Company has caused its authorized officers to affix its corporation name and seal as of this 3rd day of June, 1996.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Assistant Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 2

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows: Section 2(t) is hereby amended and restated in its entirety to read as follows:

        "Plan Administrator' shall mean the particular entity, whether the Board, the Primary Committee, the Secondary Committee, or a subcommittee thereof, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction. A subcommittee of the Primary Committee or the Secondary Committee which has been approved by the Board may be delegated those administrative functions under the Plan which have been authorized to be performed hereunder by the Primary or Secondary Committee, as the case my be."

        To record the adoption of this Amendment No. 2, the Company has caused its authorized officers to affix its corporation name and seal this    day of                    , 1997.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 3

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 3 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 14.

        To record the adoption of this Amendment No. 3, the Company has caused its authorized officers to affix its corporation name and seal this    day of                    , 1997.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Assistant Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 4

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 2,250,000 shares of the Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 4 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

        To record the adoption of this Amendment No. 4, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this    day of                     , 1998.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Assistant Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 5

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 2,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 5 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14 and upon consummation of the merger of Micro Acquisition Corporation, a wholly-owned subsidiary of Pharmacopeia, with and into Molecular Simulations Incorporated.

        To record the adoption of this Amendment No. 5, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this    day of                     , 1998.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Assistant Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 6

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 3,700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 6 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

        To record the adoption of this Amendment No. 6, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this    day of                     , 1999.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ LEWIS J. SHUSTER Lewis J. Shuster, Assistant Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 7

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first sentence of Section 3(a) is hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 4,700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. This Amendment No. 7 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14.

        To record the adoption of this Amendment No. 7, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this    day of                     , 2000.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ THOMAS M. CARNEY Thomas M. Carney, Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

PHARMACOPEIA, INC. 1994 INCENTIVE STOCK PLAN

Amendment No. 8

        Pursuant to the power reserved to it in Section 14 of the Pharmacopeia, Inc. 1994 Incentive Stock Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

        1. The first two sentences of Section 3(a) are hereby amended and restated to read as follows:

          "Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares under the Plan is 5,700,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock."

        2. Clause (i) of Section 4(b) is hereby amended and restated to read as follows:

          "(i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights, provided that, after March 31, 2002, the Plan Administrator shall not be permitted to issue Stock Purchase Rights for more than 50,000 shares of Common Stock;"

        3. Clause (vi) of Section 4(b) is hereby amended and restated to read as follows:

          "(vi) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions of any Option or Stock Purchase Rights, so long as no previously granted Option is repriced, replaced or regranted through cancellation, or by lowering the option exercise price of a previously granted award;"

        4. Paragraph 1 of this Amendment No. 8 to the Plan shall be effective only after approval of a majority of Pharmacopeia's stockholders as set forth in Section 14. Paragraphs 2 and 3 of this Amendment No. 8 shall be effective only after approval of paragraph 1 of this Amendment No. 8 by a majority of Pharmacopeia's stockholders as set forth in Section 14 of the Plan.

        To record the adoption of this Amendment No. 8, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this 2nd day of April, 2002.

CORPORATE SEAL		PHARMACOPEIA, INC.
Attest:	/s/ MICHAEL G. LENAHAN Michael G. Lenahan, Secretary	By:	/s/ JOSEPH A. MOLLICA Joseph A. Mollica, Chairman of the Board, President and Chief Executive Officer

- Please Detach and Mail in the Envelope Provided -

PROXY
PHARMACOPEIA, INC.
2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 8, 2002

This Proxy is solicited on behalf of the Board of Directors

        The undersigned stockholder of PHARMACOPEIA, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 12, 2002, and hereby appoints Joseph A. Mollica and Michael G. Lenahan, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of PHARMACOPEIA, INC. to be held on May 8, 2002 at 9:00 a.m. local time, at The Doral Forrestal at Princeton, Princeton, New Jersey and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

(Continued, and to be dated and signed on other side)

- Please Detach and Mail in the Envelope Provided -

☒	Please mark your votes as indicated in this example
		FOR all nominees listed below (except as indicated)	WITHHELD from all nominees			FOR	ABSTAIN	AGAINST
1.	ELECTION OF DIRECTORS:	☐	☐	2.	APPROVAL OF AMENDMENT TO THE 1994 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 4,700,000 TO 5,700,000:	☐	☐	☐
	If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:
	JOSEPH A. MOLLICA, PH.D., GARY E. COSTLEY, PH.D.
				3.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:	☐	☐	☐

					and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                                                                                 Dated:                     , 2002
            Signature                        Signature
(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)
					THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1994 INCENTIVE STOCK PLAN, TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

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PHARMACOPEIA, INC. Notice of Annual Meeting of Stockholders To Be Held May 8, 2002
PHARMACOPEIA, INC. PROXY STATEMENT INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: PROPOSAL TO AMEND THE 1994 INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 4,700,000 TO 5,700,000 SHARES
PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER INFORMATION REGARDING THE COMPANY
COMPARATIVE CUMULATIVE RETURN AMONG PHARMACOPEIA, INC., NASDAQ PHARMACEUTICALS INDEX AND NASDAQ MARKET INDEX
EXECUTIVE COMPENSATION
OTHER MATTERS
EXHIBIT A DESCRIPTION OF THE 1994 PHARMACOPEIA INCENTIVE STOCK PLAN